LEGG MASON HIGH YIELD PORTFOLIO
                   (a series of Legg Mason Income Trust, Inc.)

                 Supplement to the Prospectus dated May 1, 2006

         The Board of Directors of Legg Mason Income Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason High Yield Portfolio ("High Yield Portfolio"). Under the Plan, High Yield Portfolio would transfer all of its assets and liabilities to Legg Mason Partners High Income Fund ("High Income Fund"), a series of Legg Mason Partners Income Funds. The investment adviser and principal underwriter of High Income Fund are affiliates of the investment manager and principal underwriter of High Yield Portfolio.

         The Plan is subject to the approval of shareholders of High Yield Portfolio. If the Plan is approved, shareholders of High Yield Portfolio would become shareholders of High Income Fund. The Plan provides for Primary Class and Institutional Class shareholders of High Yield Portfolio to receive Class C and Class Y shares, respectively, of High Income Fund equal in aggregate value to their High Yield Portfolio shares on the date of the transfer. High Yield Portfolio would cease operations shortly thereafter. Under the Plan, the Board may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of October 4, 2006, has been set for shareholders of record of High Yield Portfolio as of August 10, 2006 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be effected by March 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of High Yield Portfolio along with proxy materials on or about August 22, 2006.

         You may continue to buy and redeem shares of High Yield Portfolio prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of new shares of High Yield Portfolio are expected to be suspended approximately five days prior to the consummation of the proposed reorganization.

         If you have any questions concerning the proposed reorganization, please feel free to contact High Yield Portfolio at 1-800-822-5544.

                     THIS SUPPLEMENT IS DATED JULY 12, 2006